Exhibit (a)(1)(F)

Form of Reminder Emails

To Eligible Employees Who Rejected the Offer or Made no Election

Email subject line: ACTION REQUIRED – Tender Offer in progress

You are receiving this message because you either haven’t made a choice regarding the tender offer, or you chose to reject it. If you rejected the offer you may change your election and accept it.

We are now beginning the second week of the tender offer. Remember, the offer will expire at 9:00 p.m., Pacific Time on December 12, 2007. To have your eligible options amended and avoid adverse tax penalties you must:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Properly complete and submit the election form via Marvell’s website before 9:00 p.m. Pacific Time, on December 12, 2007, by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax by doing the following:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Print the entire election form, including the election form terms and conditions.

3.             Properly complete the election form by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Signing and dating the election form.

4.             Fax the properly completed election form to Marvell Stock Administration at the fax number: (415) 796-1073. Marvell must receive your properly submitted election form before 9:00 p.m. Pacific Time, on December 12, 2007.

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If you do not submit your acceptance, you effectively will reject the offer and your options will remain discounted and therefore subject to tax penalties.

You can send any general questions regarding the Tender Offer to stockadmin@marvell.com. You may submit general questions about tax information via the “Ask a Question” link on Marvell’s website at https://amend409options.marvell.com/stockselfservice/ using your login information or contacting Glenn A. Smith, Esq. directly via email at GlennSmith@TaxSensei.com or by phone at (650) 473-9501.

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To Eligible Employees Who Rejected the Offer or Made no Election

Email subject line: ACTION REQUIRED – Tender Offer in progress

You are receiving this message because you either haven’t made a choice regarding the tender offer, or you chose to reject it. If you rejected the offer you may change your election and accept it.

We are entering the final week of the tender offer. There are seven days left to accept the offer, have your eligible options amended and avoid adverse tax consequences. The offer closes at 9:00 p.m. Pacific Time, December 12, 2007. To have your eligible options amended and avoid adverse tax penalties you must:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Properly complete and submit the election form via Marvell’s website before 9:00 p.m. Pacific Time, on December 12, 2007, by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax by doing the following:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Print the entire election form, including the election form terms and conditions.

3.             Properly complete the election form by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Signing and dating the election form.

4.             Fax the properly completed election form to Marvell Stock Administration at the fax number: (415) 796-1073. Marvell must receive your properly submitted election form before 9:00 p.m. Pacific Time, on December 12, 2007.

If you do not submit your acceptance, you effectively will reject the offer and your options will remain discounted and therefore subject to tax penalties.

You can send any general questions regarding the Tender Offer to stockadmin@marvell.com. You may submit general questions about tax information via the “Ask a Question” link on Marvell’s website at https://amend409options.marvell.com/stockselfservice/ using your login information or contacting Glenn A. Smith, Esq. directly via email at GlennSmith@TaxSensei.com or by phone at (650) 473-9501.

To Eligible Employees Who Rejected the Offer or Made no Election

Email subject line: ACTION REQUIRED – Tender Offer in progress

You are receiving this message because you either haven’t made a choice regarding the tender offer, or you chose to reject it. If you rejected the offer you may change your election and accept it.

Today is the last day to accept the tender offer. The offer closes at 9 p.m. Pacific Time, December 12, 2007. To have your eligible options amended and avoid adverse tax penalties you must:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Properly complete and submit the election form via Marvell’s website before 9:00 p.m. Pacific Time, on December 12, 2007, by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax by doing the following:

1.             Use your Windows login name, Windows login password and employee identification number to access Marvell’s website at the internet address: https://amend409options.marvell.com/stockselfservice/.

2.             Print the entire election form, including the election form terms and conditions.

3.             Properly complete the election form by:

A.            Choosing ACCEPT offer button;

B.            Choosing one of the three alternatives for satisfying the tax withholding obligations that arise upon vesting of RSUs, if any;

C.            Selecting the “Acknowledge and Agree” button after you have read the election form terms and conditions; and

D.            Signing and dating the election form.

4.             Fax the properly completed election form to Marvell Stock Administration at the fax number: (415) 796-1073. Marvell must receive your properly submitted election form before 9:00 p.m. Pacific Time, on December 12, 2007.

If you do not submit your acceptance, you effectively will reject the offer and your options will remain discounted and therefore subject to tax penalties.

You can send any general questions regarding the Tender Offer to stockadmin@marvell.com. You may submit general questions about tax information via the “Ask a Question” link on Marvell’s website at

https://amend409options.marvell.com/stockselfservice/ using your login information or contacting Glenn A. Smith, Esq. directly via email at GlennSmith@TaxSensei.com or by phone at (650) 473-9501.